Exhibit 99(a)

EXECUTION VERSION

AMENDED AND RESTATED TRUST AGREEMENT

BY AND BETWEEN

GE CAPITAL TITLE HOLDING CORP.,
AS UTI BENEFICIARY

AND

WILMINGTON TRUST COMPANY,
AS TRUSTEE,

CREATING A DELAWARE STATUTORY TRUST TO BE KNOWN
AS “GE TF TRUST”

DATED AS OF MARCH 17, 2015

1

TABLE OF Contents
(continued)

EXHIBITS

Exhibit A – Definitions

Exhibit B — Provisions from Prior Amended and Restated Trust Agreement that shall remain in full force and effect on after the date hereof.

-ii-

AMENDED AND RESTATED TRUST AGREEMENT

AMENDED AND RESTATED TRUST AGREEMENT, dated as of March 17, 2015 (as it may be modified, supplemented or amended from time to time in accordance with its terms, this “Agreement”), between GE Capital Title Holding Corp., a Delaware corporation, as UTI beneficiary (the “UTI Beneficiary” or “GE Title”) and Wilmington Trust Company, a Delaware trust company with trust powers (“WTC”), as trustee (the “Trustee”). Certain capitalized terms used herein are defined in Exhibit A.

WHEREAS, the UTI Beneficiary and the Trustee desire that the Trust be the nominee holder of legal title to Trust Assets and that such acts or actions be taken as are consistent with such nominee status;

WHEREAS, GE Title, as the UTI Beneficiary and WTC, as the UTI trustee, the administrative trustee and the Delaware trustee entered into that certain Amended and Restated Trust Agreement dated as of April 30, 2012 (the “Prior Amended and Restated Trust Agreement”), which amended and restated the Trust Agreement dated as of June 4, 2009 (as amended by Amendment No. 1 thereto, dated as of February 10, 2010, the “Original Trust Agreement”); and

WHEREAS, the UTI Beneficiary and the Trustee (as successor in interest to the UTI trustee, the administrative trustee and the Delaware trustee) desire to amend and restate the Prior Amended and Restated Trust Agreement in its entirety;

IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

PART I
CREATION OF TRUST

Section 1.1.          Creation of Trust.

The parties to the Original Trust Agreement formed a business trust (known as a statutory trust after September 1, 2002) pursuant to Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq. (the “Statutory Trust Statute”), and the Original Trust Agreement constituted the governing instrument of such statutory trust, which is known as “GE TF Trust” (the “Trust”). This Agreement constitutes the governing instrument of the Trust. GE Title formed the Trust and delivered to the Trustee the sum of $1.00 on June 4, 2009, with such other Trust Assets as the Trust may from time to time hold, for the benefit of the UTI Beneficiary or the holder of any SUBI (in certificated or uncertificated form) under the terms provided herein. The Trustee filed a certificate of trust on June 4, 2009.

PART II
TRUST ASSETS

Section 2.1.          Trust Assets.

The Trust may acquire from time to time the following assets (the “Trust Assets”):

(a)          cash;

(b)          lease contracts (the “User Leases”) of Vehicles, Vehicles that are the subject of User Leases, other equipment and/or other tangible property or assets, together with all non-severable appliances, instruments, accessories, furnishings, other equipment, additions, parts and improvements from time to time constituting a part thereof and all accessions thereto (the “Leased Assets”) and any and all amounts payable under any User Lease, including, without limitation, payments under any TRAC (terminal rental adjustment clause) provisions, monthly rental, interim financing and interim interest, and reimbursement for payments made by the Trust under the User Lease for obligations of the End User under the User Lease, including amounts for personal property tax, sales tax, violations, Certificates of Title and other fees or expenses;

(c)          each certificate of title or other evidence of ownership of a Leased Vehicle issued by the Registrar of Titles in the respective jurisdiction in which each such Leased Vehicle is registered (each a “Certificate of Title”), which Certificate of Title shall reflect, as the owner of such Leased Vehicle, “GE TF Trust”, any trustee of the Trust or such other similar designation as may be acceptable to any applicable department, agency or official in each state responsible for accepting applications for, and maintaining records regarding, Certificates of Title and liens thereon (each a “Registrar of Titles”);

(d)          all of the Trust’s rights with respect to any User Lease or Leased Asset, including, without limitation, (i) the right to proceeds arising from all vendor repurchase obligations, if any, relating to any User Lease or Leased Asset arising under any agreements with any Vendor (“Vendor Agreements”), (ii) all warranty and indemnity provisions contained in or to be provided pursuant to purchase agreements that relate to any Leased Asset and all claims against the applicable manufacturer or distributor and (iii) any guaranty or other credit enhancement given in connection with any User Lease, together with all rights, powers, privileges, licenses, easements, options and other benefits of the beneficiary of the guaranty thereunder and any collateral given as security therefor, to the extent pertaining to such User Lease;

(e)          any insurance policy and rights thereunder or proceeds therefrom, including, without limitation, any residual value insurance policy, any policy of comprehensive, collision, public liability, physical damage, personal liability, general liability, excess or umbrella liability, credit accident or health, credit disability or credit life insurance maintained by the UTI Beneficiary, GE Title, any End User or any Affiliate of any such Person to the extent that any such policy covers or applies to any User Lease, Leased Asset or the ability of any End User to make required payments with respect to the related User Lease or related Leased Asset (collectively, “Insurance Policies”);

(f)          any Security Deposit to the extent due to the lessor under the related User Lease in accordance with the terms of such User Lease;

(g)          any other right to any payment relating to a Unit, including, without limitation, rebates, discounts, incentives and other compensation received, directly or indirectly, from manufacturers, suppliers or vendors with respect to the Unit;

(h)          any Permitted Agreement; and

(i)          all proceeds of any of the foregoing, including, without limitation, all present and future claims, demands, causes of and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property (including the residual values of the Leased Assets to be realized through the exercise by End Users of any purchase options under the User Leases), all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

PART III
ACCEPTANCE BY TRUSTEE

Section 3.1.          Acceptance by Trustee.

(a)          The UTI Beneficiary hereby acknowledges and confirms WTC as Trustee. WTC accepts such appointment and agrees to act as a Trustee, subject to the terms and conditions of this Agreement.

(b)          To the extent that, at law or in equity, the Trustee has duties and liabilities relating to the Trust, the UTI Beneficiary or any other Person, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are limited solely to the duties and liabilities of the Trustee expressly set forth in this Agreement. The Trustee accepts such appointment.

PART IV
BENEFICIAL INTERESTS IN TRUST

Section 4.1.          Undivided Trust Interest.

(a)          The UTI Beneficiary shall hold an exclusive, undivided beneficial interest in all assets of the Trust (the “Undivided Trust Interest” or the “UTI”), other than those divided, identified Trust Assets that are from time to time allocated by the UTI Beneficiary upon the UTI Beneficiary’s written direction and otherwise in accordance with Section 4.2, into one or more separate portfolios of Trust Assets (together with any other Trust Assets allocated to or earned by any such portfolio(s), and any proceeds thereof, collectively, “SUBI Assets,” and all Trust Assets, other than SUBI Assets, are referred to collectively as the “UTI Assets”).

(b)          Prior to the date hereof, the Undivided Trust Interest was represented by a single trust certificate (the “UTI Certificate”). As of the date hereof, such UTI Certificate is cancelled and a supplement to this Agreement (each, a “UTI Supplement”) may specify additional terms or modify the terms of this Agreement, but only with respect to the UTI.

(c)          The UTI shall be a separate series of the Trust as provided in Section 3806(b)(2) of the Statutory Trust Statute. Separate and distinct records shall be maintained (directly or indirectly, including through a third party or otherwise) for the UTI and the UTI Assets shall be held and accounted for separately from the other assets of the Trust or any SUBI. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the UTI or the UTI Assets shall be enforceable against the UTI Assets only, and not against the assets of the Trust generally or against any SUBI Assets. Except to the extent required by law or specified in this Agreement, the Undivided Trust Interest shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to any SUBI or any Trustee. No creditor or holder of a claim relating to assets allocated to the UTI shall be entitled to maintain any action against or recover any assets allocated to any SUBI.

(d)          The parties hereto agree that for U.S. federal, state, and local income and franchise tax purposes, the UTI Beneficiary shall be treated as the beneficial owner of all UTI Assets, in its capacity as the UTI Beneficiary, and shall not be treated as the owner of any SUBI Assets. The parties hereto shall take no position for U.S. federal, state, or local income or franchise tax purposes inconsistent with such treatment, unless required by law. The parties hereto acknowledge that for U.S. bank regulatory purposes, as relevant and applicable, and for financial accounting purposes, the UTI Beneficiary shall not, in such capacity, be treated as the owner of any Trust Assets represented by any SUBI.

Section 4.2.          Special Units of Beneficial Interest.

(a)          The UTI Beneficiary may, from time to time, identify and allocate on the books and records of the Trust one or more separate portfolios of SUBI Assets or interests in SUBI Assets to be accounted for independently within the Trust (each such portfolio, a “SUBI Portfolio”). Upon their allocation as SUBI Assets and notification thereof to the Trustee, such Trust Assets shall no longer be assets of, or allocated to, the Undivided Trust Interest. The beneficial interest in each such SUBI Portfolio shall constitute a separate “Special Unit of Beneficial Interest” in the Trust and shall be evidenced by a separate writing executed pursuant to Section 4.2(b) (in each such case, a “SUBI”). Separate and distinct records shall be maintained (directly or indirectly, including through a third party or otherwise) for each SUBI Portfolio and the SUBI Assets associated with each SUBI shall be held and accounted for separately from the other assets of the Trust or any other SUBI Assets.

(b)          Prior to the date hereof, each SUBI was represented by one or more certificates (each a “SUBI Certificate”) and was created by the execution of a supplement to the Prior Amended and Restated Trust Agreement (each a “SUBI Supplement”). Each SUBI created on or after the date hereof shall be represented and shall be created by the execution by the UTI Beneficiary of a SUBI delivered to the Trustee, which SUBI shall specify the SUBI Assets to be included in such SUBI Portfolio and other relevant terms and provisions specific to such SUBI, all as shall be prescribed and established by the UTI Beneficiary. Any SUBI created on or after the date hereof shall not be certificated and shall be reflected only in the SUBI and in the books and records of the Trust.

(c)          Each SUBI shall be a separate series of the Trust as provided in Section 3806(b) of the Statutory Trust Statute. Except to the extent required by law or specified in the related SUBI, SUBI Assets with respect to a particular SUBI shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to the Trust, the Trustee, the UTI or any other SUBI. Notice of this limitation on inter-series liabilities and the limitation set forth in Section 4.1(c) shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Statutory Trust Statute, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Statutory Trust Statute relating to limitations on inter-series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each SUBI and the UTI.

(d)          No interest in any SUBI or SUBI Portfolio shall be transferred, assigned, sold or conveyed if, as the result of such transfer, assignment, sale or conveyance, the Trust would become a publicly traded partnership for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). The parties hereto agree, and each holder of a SUBI acknowledges by acquisition of the related SUBI, that for (i) U.S. federal, state, and local income and franchise tax purposes, (ii) U.S. bank regulatory purposes, as relevant and applicable, and (iii) financial accounting purposes, holders of a SUBI shall be treated as the beneficial owners of all related SUBI Assets allocated to that SUBI and the UTI Beneficiary, in its capacity as UTI Beneficiary, shall not be treated as owner, beneficial or otherwise, of any other Trust Assets at any time that such Trust Assets are allocated to that SUBI. The parties hereto shall take no position for U.S. federal, state, or local income or franchise tax purposes inconsistent with such treatment, unless required by law.

Section 4.3.          Retitling of Leased Vehicles.

The UTI Beneficiary may at any time, at its option, to be exercised by written notice delivered to the Trustee, request that the Units allocated to the UTI be transferred to the UTI Beneficiary (or a Person designated by the UTI Beneficiary), that any related Leased Vehicles be retitled in the name of the UTI Beneficiary (or a Person designated by the UTI Beneficiary), that a lien may be noted on the Certificate of Title therefor in the name of the UTI Beneficiary (or a Person designated by the UTI Beneficiary), or that possession of such Certificate of Title and/or the other Trust Assets allocated to the UTI be transferred to the UTI Beneficiary (or a Person designated by the UTI Beneficiary) free and clear of the interest of Trust (each or any of the foregoing together, a “Retitling”). The UTI Beneficiary shall indemnify the Trust and the Trustee for, and hold the Trust and the Trustee harmless against, any and all expenses, costs, liabilities, losses and claims incurred by any of them as a result of or relating to such Retitling, or any action the UTI Beneficiary shall take or fail to take as the registered owner of such Leased Vehicles or the owner of such Trust Assets, including, without limitation, sales and transfer taxes and registration fees.

PART V
DUTIES AND POWERS OF TRUST AND TRUSTEE;
TRUSTEE LIABILITY

Section 5.1.          Duties and Powers of Trustee; Limitations on Trust Activity.

(a)          The Trustee undertakes to perform such duties, and only such duties, as are specified in this Agreement or as it may be directed to perform by the UTI Beneficiary in a manner not contrary to the terms of this Agreement, from time to time.

(b)          Except as provided in or otherwise expressly contemplated by this Agreement or any SUBI, the Trust shall not (i) issue beneficial or other interests in the Trust Assets or securities of the Trust other than the UTI and one or more SUBIs; (ii) except for Self Funded Lease Loans and Intercompany Advances payable solely from UTI Assets, borrow money on behalf of the Trust; (iii) underwrite securities; (iv) have any employees; (v) own any real property or (vi) except for Permitted Agreements, enter into any agreements or contracts.

(c)          The Trust has entered into a Servicing Agreement with GE Capital, and the Trust may from time to time enter into one or more other servicing agreements (each a “UTI Servicing Agreement”) with GE Capital or with such other or additional Persons as the UTI Beneficiary shall designate in writing only with respect to the UTI Portfolio (each, in such capacity, a “Servicer”). Any servicing agreement with respect to SUBI Assets shall be governed by the terms of the applicable SUBI. Each UTI Servicing Agreement shall specify various duties, powers, liabilities, obligations and compensation of the Servicer with respect to the administration and servicing of the UTI Assets as to which such UTI Servicing Agreement applies, including, without limitation, Leased Assets and User Leases. The Trustee, on behalf of the Trust, shall execute and deliver such documents, certificates, applications, powers of attorney and registrations as shall be requested and prepared by a Servicer pursuant to a UTI Servicing Agreement or by the UTI Beneficiary in connection with the administration of the Trust or the servicing of UTI Assets, including, without limitation, powers of attorney; provided, however, that the Trustee shall not be obligated to enter into any such documents, certificates, applications, powers of attorney or registrations that adversely affect the Trustee’s own rights, duties or immunities under this Agreement or otherwise.

(d)          The Trustee and the Trust shall have such powers as are necessary and appropriate to the conduct of their duties as set forth in this Agreement, the UTI Servicing Agreements and any SUBI.

(e)          The Trustee shall keep its principal place of business in the State of Delaware.

Section 5.2.          Duty of Care.

(a)          No provision of this Agreement shall be construed to relieve the Trustee or any Trust Agent from liability for its own grossly negligent action (or, with respect to any handling or disbursement of funds, its own negligent action), its own grossly negligent failure to act (or, with respect to any handling or disbursement of funds, its own negligent failure to act), its own bad faith, its own breach of its representations, warranties or covenants given in its individual capacity or its own willful misfeasance, or similar acts or omissions of any Trust Agent; provided, however, that:

(i) the Trustee shall not be personally liable for any action taken, suffered or omitted by it or any error of judgment, in each case made in good faith by any officer of, or any other employee of the corporate trust office of, the Trustee or any Trust Agent, including any vice-president, trust officer or any other officer of the Trustee or such Trust Agent customarily performing functions similar to those performed by such officers or to whom any corporate trust matter is referred because of such Person’s knowledge of or familiarity with the particular subject, unless it shall be proved that the Trustee or Trust Agent was grossly negligent (or with respect to any handling or disbursement of funds, negligent) or acted with willful misfeasance in performing its duties in accordance with the terms of this Agreement; and

(ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the express direction of the UTI Beneficiary (to the extent relating to the Undivided Trust Interest) or the holder, assignee or pledgee of a SUBI (to the extent relating to such SUBI) relating to the exercise of any trust power conferred upon such Trustee under this Agreement.

(b)          Notwithstanding Section 5.2(a), the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner or omission of performance of, any of the duties or obligations of any servicer of Trust Assets.

(c)          All information obtained by the Trustee regarding the administration of the Trust, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person other than to any Trust Agent or the UTI Beneficiary, unless such disclosure is permitted by this Agreement or the UTI Beneficiary or is required by any applicable law or regulation or pursuant to subpoena (and the Trustee has provided notice thereof to the UTI Beneficiary), or such information is already otherwise publicly available. Promptly after disclosing any information regarding the administration of the Trust, the Trustee shall give notice to the UTI Beneficiary regarding the content and recipient of such disclosure.

Section 5.3.          Certain Matters Affecting the Trustee.

Except as otherwise provided in this Agreement:

(a)          the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, officer’s certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. In particular, but without limitation, whenever in this Agreement it is provided that the Trustee shall receive or may rely on the instructions or directions of the UTI Beneficiary or a holder of a SUBI, the Trustee may deem such instructions or directions to have been signed or presented by the proper party if such instructions or directions (i) are in writing, (ii) purport to bear the signature of any officer of the UTI Beneficiary or a holder of a SUBI, and (iii) are reasonably believed by the Trustee to be genuine;

(b)          the Trustee may consult with counsel, and any opinion of counsel shall be full and complete protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such opinion of counsel;

(c)          the Trustee shall be under no obligation to exercise any of the discretionary rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of (i) so long as the request relates to the UTI Portfolio or UTI Assets, the UTI Beneficiary or (ii) so long as the request relates to a SUBI or SUBI Assets, the holder of such SUBI, unless such requesting Person(s) shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

(d)          the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by (i) in the case of the UTI and UTI Assets, the UTI Beneficiary, or (ii) in the case of a SUBI or SUBI Assets, the holder of that SUBI; provided, however, that, in each case, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person(s) requesting such examination or, if paid by the Trustee, shall be reimbursed as an expense of the Trust upon demand; and

(e)          the Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or one or more custodians and the Trustee shall not be liable for the acts or omissions of any agent or attorney selected by the Trustee in good faith with reasonable care. The Trustee may delegate its duties and responsibilities hereunder to a sub-trustee and may from time to time enter into one or more agency agreements (each a “Trust Agency Agreement”) with such Person or Persons, including, without limitation, any Affiliate of the Trustee (each a “Trust Agent”), as are by experience and expertise qualified to act in a trustee capacity and otherwise acceptable to the UTI Beneficiary and any holder of a SUBI. The Trustee shall provide seven (7) days prior written notice to the UTI Beneficiary of any such Trust Agency Agreement, and shall promptly provide a copy of such Trust Agency Agreement to the UTI Beneficiary. Notwithstanding the foregoing, the Trustee shall replace any Trust Agent if (i) in the good faith judgment of the UTI Beneficiary, the compensation or level of service of such Trust Agent shall no longer be reasonably competitive with those of any alternative agent reasonably proposed by the UTI Beneficiary or (ii) if the Trust Agent has materially breached its obligations under the Trust Agency Agreement, the UTI Beneficiary has given written notice to the Trustee and the Trust Agent that the Trust Agent has breached its obligations under the Trust Agency Agreement with respect to the UTI or UTI Assets or any holder of a SUBI has given written notice to the Trustee and the Trust Agent that the Trust Agent has breached its obligations under the Trust Agency Agreement with respect to that SUBI or the related SUBI Assets, and, in each case, the Trust Agent has not cured such breach in all material respects within fifteen (15) Business Days thereafter (for purposes of this Agreement, “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in New York, Illinois, Delaware, or the city and state in which the principal corporate trust office of any other trustee is located, are authorized or obligated by law, regulation or executive order to be closed). Such Trust Agency Agreement shall specify the duties, powers, liabilities, obligations and compensation of such Trust Agent(s) to carry out on behalf of the Trustee any or all of its obligations as trustee of the Trust arising under this Agreement or otherwise and shall contain a non-petition covenant substantially identical to that set forth in Section 6.9; provided, however, that nothing contained in any Trust Agency Agreement shall excuse, limit or otherwise affect any power, duty, obligation, liability or compensation otherwise applicable to the Trustee hereunder. The Trust shall pay such amount to the Trust Agent as reasonable compensation for its services and shall provide such reimbursement of expenses as are separately agreed by the Trustee, the UTI Beneficiary and the Trust Agent.

Section 5.4.          Trustee Not Liable with respect to Certain Matters.

The Trustee shall have no obligation to perform any of the duties of the UTI Beneficiary unless explicitly set forth in this Agreement. The Trustee shall at no time have any responsibility or liability for or with respect to (a) the validity or sufficiency of this Agreement (except as set forth in Section 6.7) or the due execution hereof by the UTI Beneficiary or the legality, validity and enforceability of any security interest in any Trust Asset; (b) the perfection or priority of such a security interest or the maintenance of any such perfection and priority; (c) the efficacy of the Trust or its ability to generate the payments to be distributed to the UTI Beneficiary or its permitted assignee(s) under this Agreement, including, without limitation, the existence, condition, location and ownership of any Trust Asset; (d) the existence and enforceability of any Insurance Policy; (e) the existence and contents of any User Lease or any computer or other record thereof; (f) the validity of the assignment of any Trust Asset to the Trust or of any intervening assignment; (g) the completeness of any User Lease; (h) the performance or enforcement of any User Lease; (i) the compliance by the UTI Beneficiary with any covenant or the breach by the UTI Beneficiary of any warranty or representation in any document and the accuracy of any such warranty or representation prior to the Trustee’s receipt of notice or other discovery of any noncompliance therewith or any breach thereof; (j) any investment of monies by any Servicer or any loss resulting therefrom (it being understood that the Trustee shall remain responsible for any Trust Assets that it may hold); (k) the acts or omissions of any Vendor or any other Person, the UTI Beneficiary, any Servicer or any End User under, or in connection with the origination of, any User Lease; (l) any action of any Servicer taken in the name of the Trustee or the acts or omissions of any Servicer under any UTI Servicing Agreement or any other agreement contemplated hereby or thereby; (m) any action by the Trustee taken at the instruction of the UTI Beneficiary or any Servicer; or (n) the preparation, execution or filing of any document or report with the Securities and Exchange Commission or any state securities commission or agency; provided, however, that the foregoing shall not relieve any Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties that is based on the Trustee’s or any Trust Agent’s willful misconduct, bad faith or gross negligence, no recourse shall be had against the Person or institution serving as the Trustee in its individual capacity for any claim based on any provision of this Agreement or any UTI Servicing Agreement, or any Trust Asset or assignment thereof. The Trustee shall not be accountable for the use or application by the UTI Beneficiary or a holder of any SUBI of the proceeds the UTI Portfolio or the related SUBI Portfolio, as applicable, or for the use or application of any funds properly paid to any Servicer pursuant to any UTI Servicing Agreement.

Section 5.5.          Indemnity of the Trustee and Trust Agents.

The UTI Beneficiary hereby agrees, whether or not any of the transactions contemplated by this Agreement, or any supplement, shall be consummated, to assume liability for, and hereby indemnifies, protects, saves and keeps harmless the Trustee and each of its officers, directors, successors, assigns, legal representatives, agents, affiliates and servants (each an “Indemnified Person”), from and against any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, investigations, proceedings, costs, expenses or disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against an Indemnified Person (whether or not also indemnified against by any other person) in any way relating to or arising out of the creation, operation or termination of the Trust. The indemnities contained in this Section 5.5 shall survive the termination of this Agreement or the termination or resignation of the Trustee. In case any such action, investigation or proceeding shall be brought involving an Indemnified Person, UTI Beneficiary shall assume and control the defense thereof, including the employment of counsel and the payment of all expenses. If the UTI Beneficiary has assumed control of the defense of any action, investigation or proceeding, the Indemnified Person shall not have the right to employ separate counsel in any such action, investigation or proceeding and to participate in the defense thereof at the Indemnified Person’s expense, unless: (i) the UTI Beneficiary and such Indemnified Person agree on the retention of such counsel at the UTI Beneficiary’s expense or (ii) the named parties to any such proceeding (including any impleaded parties) include both the UTI Beneficiary and such Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the UTI Beneficiary shall not, in respect of the legal expenses of any Indemnified Person in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all such Indemnified Persons. The UTI Beneficiary shall not be liable for any settlement of any proceeding effected without its written consent.

Section 5.6.          Trustee’s Right Not to Act.

Notwithstanding anything to the contrary contained herein, the Trustee shall have the right to decline to act in any particular manner otherwise provided for herein if the Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken, or if the Trustee in good faith shall determine that such action would be illegal or subject the Trustee to personal liability.

Section 5.7.          Doing Business in Other Jurisdictions.

Notwithstanding anything contained herein to the contrary, neither the Trustee Bank nor the related Trustee shall be required to take any action in any jurisdiction other than in the State of its organization or any State in which it is qualified to do business (each, a “State of Qualification”) if the taking of such action may (i) require the consent, approval, authorization or order of, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than a State of Qualification; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof, other than a State of Qualification, becoming payable by the Trustee Bank or (iii) subject the Trustee Bank to personal jurisdiction in any jurisdiction other than a State of Qualification for causes of action arising from acts unrelated to the consummation of the transactions by the Trustee Bank or the related Trustee, as the case may be, contemplated hereby. In the event that the Trustee does not take any action because such action may result in the consequences described in the preceding sentence, the Trustee will appoint an additional trustee pursuant to Section 6.6 to proceed with such action.

PART VI
APPOINTMENT, COMPENSATION AND REMOVAL OF The TRUSTEE

Section 6.1.          Appointment of Trustee.

WTC is hereby designated as the Trustee.

Section 6.2.          Qualification of Trustee.

Except as otherwise provided in this Agreement, the Trustee under this Agreement shall at all times be (a) a bank or trust company organized under the laws of the United States or one of the fifty states of the United States or the District of Columbia, (b) have capital and surplus of at least $50,000,000, and (c)  a trustee that satisfies the provisions of Section 3807 of the Statutory Trust Statute, including without limitation, having a principal place of business, or shall have appointed a co-trustee with a principal place of business, in the State of Delaware. The Trustee need not meet the qualifications set forth in clause (a) above if the Trustee has appointed a Trust Agent that meets such qualifications.

Section 6.3.          Resignation or Removal of the Trustee.

(a)          The Trustee may at any time resign by giving thirty (30) days prior written notice to the UTI Beneficiary. Upon receiving the notice of resignation, the UTI Beneficiary shall promptly appoint, by written instrument, a successor Trustee who meets the eligibility requirements set forth in Section 6.2.

(b)          If at any time:

(i)          the Trustee shall cease to be qualified in accordance with Section 6.2,

(ii)         any representation or warranty made by the Trustee Bank pursuant to Section 6.7 shall prove to have been untrue in any material respect when made, or

(iii)        the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trustee may be removed upon written notice by the UTI Beneficiary. If the Trustee resigns or is removed under the authority of the immediately preceding sentence, the UTI Beneficiary shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee and one copy to the successor Trustee, together with payment of all amounts owed to the outgoing Trustee.

(c)          Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this part shall not become effective until acceptance of appointment by the successor Trustee.

Section 6.4.          Successor Trustee.

Any successor Trustee appointed as provided in Section 6.3 shall execute, acknowledge and deliver to the UTI Beneficiary and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement, and the UTI Beneficiary and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section 6.4 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 6.2, as applicable.

Section 6.5.          Merger or Consolidation of the Trustee.

(a)          Any entity (i) into which the Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Trustee shall be a party, or (iii) which may succeed to all or substantially all of the corporate trust business of the Trustee, which entity, is eligible pursuant to Section 6.2 and if requested by the UTI Beneficiary, executes an agreement of assumption to perform every obligation of the Trustee under this Agreement, shall be the successor of the Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto.

(b)          Upon the happening of any of the events described in Section 6.3, 6.4 or 6.5(a), the successor Trustee shall, to the extent required by Delaware law, cause an amendment to the Trust’s certificate of trust to be filed with the Secretary of State, in accordance with the provisions of Section 3810 of the Statutory Trust Statute, indicating the change with respect to the Trustee’s identity.

Section 6.6.          Appointment of Co-Trustee, Separate Trustee, or Nominee.

(a)          Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction relating to or governing any Trust Asset, the UTI Beneficiary, shall have the power to execute and deliver all instruments to appoint one or more Persons approved by the UTI Beneficiary to act as co-trustee or as a separate trustee or nominee, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the UTI Beneficiary and the holders of any SUBI, such title to the Trust Assets, or any part thereof, and, subject to the other provisions of this Section 6.6, such powers, duties, obligations, rights and trusts as such Persons may consider necessary or desirable. No co-trustee, separate trustee, or nominee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.2, except that no co-trustee, separate trustee or nominee may be the UTI Beneficiary or any Affiliate thereof.

(b)          Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee and co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii) the UTI Beneficiary and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Section 6.6. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to each Servicer.

Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts relating to this Agreement and the Trust Assets shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any separate trustee or co-trustee shall not relieve the Trustee of its obligations and duties under this Agreement.

Section 6.7.          Representations and Warranties of Trustee.

The Trustee Bank hereby makes the following representations and warranties as of the date hereof, and the Trustee Bank shall be deemed to remake the following representations and warranties upon each designation of a SUBI at the direction of the UTI Beneficiary, on which the UTI Beneficiary or the holder of any SUBI may rely:

(a)          Organization and Good Standing. The Trustee Bank is a trust company or association duly organized, validly existing and in good standing under the law of its jurisdiction of organization;

(b)          Power and Authority. The Trustee Bank has full power, authority and right to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

(c)          Due Execution. This Agreement has been duly executed and delivered by the Trustee Bank, and is a legal, valid and binding instrument enforceable against the Trustee Bank in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(d)          No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any law, governmental rule or regulation, judgment, decree or order binding on the Trustee or the articles of association or by-laws of the Trustee or any provision of any mortgage, indenture, contract, agreement or other instrument to which the Trustee is a party or by which it is bound; and

(e)          Location of Records. The office where the Trustee keeps its records concerning the transactions contemplated hereby is located at 1100 N. Market Street, Wilmington, Delaware 19890.

Section 6.8.          Trustee’s Fees and Expenses.

Compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and reimbursement of all reasonable expenses (including, without limitation, reasonable attorneys’ fees) shall be payable to the Trustee by the UTI Beneficiary, as may be agreed upon in writing between the UTI Beneficiary and the Trustee, for all services rendered by it in the execution of the Trust and in the exercise and performance of any of the powers and duties under this Agreement.

Section 6.9.          No Petition.

(a)          To the fullest extent permitted by applicable law, each of the Trustee and the UTI Beneficiary (each a “Petitioning Party”) covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section 6.9 shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement.

(b)          No bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy, insolvency or similar law shall be instituted or joined in by the Trust without the consent of the Trustee, the UTI Beneficiary and the holder and pledgee of each SUBI. The Trustee shall not so consent unless it receives a written direction from the UTI Beneficiary and the holder and pledgee of each SUBI.

Section 6.10.         Place of Business.

At all times, either the Trustee or a co-trustee hereunder shall be an individual who is a resident of, or an entity which has a principal place of business in, the State of Delaware.

PART VII
ACCOUNTS

Section 7.1.          Accounts; Expenses.

(a)          The Trustee may, but is not required to, establish and maintain with respect to the Undivided Trust Interest such bank accounts as may be directed in writing by the UTI Beneficiary (collectively, the “Trustee Accounts”).

(b)          All or a portion of the funds deposited into each Trustee Account shall be separately invested by the Trustee from time to time at the written direction of the UTI Beneficiary. To the extent written direction is not received by the Trustee from the UTI Beneficiary, such funds shall be held un-invested. The Trustee shall have no investment discretion with respect to the Trustee Account.

(c)          To the extent not paid by the UTI Beneficiary or the holder of a SUBI with respect to the Trust Assets allocated to the related Portfolio, all Trust expenses shall be paid out of the UTI Assets.

PART VIII
DISSOLUTION

Section 8.1.          Dissolution of the Trust.

(a)          The Trust shall dissolve upon the written direction of the UTI Beneficiary but not prior to the liquidation or dissolution of all SUBI Assets. Upon the dissolution of the Trust, its affairs shall be wound up and its property liquidated by the UTI Beneficiary. Thereafter, after the Trust has paid its claims and obligations in accordance with Section 3808 of the Statutory Trust Statute, the UTI Beneficiary shall instruct the Trustee to cause the Trust’s certificate of trust to be canceled at the expense of the UTI Beneficiary by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute and the Trust shall terminate.

(b)          Any SUBI shall be dissolved and its affairs shall be wound up at the happening of the events specified in the applicable SUBI and in accordance with Section 3808 of the Statutory Trust Statute. The dissolution, winding up, liquidation or termination of the Trust or any series thereof shall not affect any limitation of liability with respect to a series established in accordance with this Agreement, the Certificate of Trust or Section 3804(a) of the Statutory Trust Statute. The death, incapacity, dissolution, termination or bankruptcy of a beneficial owner of any series shall not result in the termination or dissolution of such series.

PART IX
MISCELLANEOUS PROVISIONS

Section 9.1.          Amendment.

Any amendment of this Agreement shall be made in writing by and between the UTI Beneficiary and the Trustee and such additional approvals, if any, under each SUBI as are required thereby; provided, however, that amendments shall not require any approval of the holder, assignee or pledgee of any SUBI or any approval under any SUBI if the holders, assignees and pledgees of such SUBI would not be materially and adversely affected by such amendment.

Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to such execution and delivery have been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Trustee’s own rights, duties or immunities under this Agreement or otherwise.

Section 9.2.          Governing Law.

THIS AGREEMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

Section 9.3.          Waiver of Jury Trial.

EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 9.4.          Notices.

All demands, notices and communications under this Agreement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or telecopier, and addressed in each case as follows: (a) if to the UTI Beneficiary, GE Capital Title Holding Corp., 300 E. John W. Carpenter Freeway, Suite 510, Irving, TX 75062, with copies to GE Capital Title Holding Corp., 10 Riverview Drive,  Danbury, CT 06810  and to Mayer Brown LLP, 71 South Wacker Drive, Chicago, Illinois 60606, Attention: Stuart M. Litwin; Facsimile: (312) 706-8165 (Confirmation Number: (312) 701-7373) or (b) if to the Trustee, Wilmington Trust Company, 1100 N. Market St., Wilmington, Delaware 19890, Attention: Corporate Trust Administration; Facsimile: (302) 636-4141; or at such other address as shall be designated by the UTI Beneficiary or the Trustee in a written notice to the other parties hereto. Each of the UTI Beneficiary or the Trustee may change its address for notices hereunder by giving notice of such change to the other parties hereto. All notices and demands shall be deemed to have been given upon delivery or tender of delivery thereof to any officer of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder. For the avoidance of doubt, notices and other communications given via e-mail shall be deemed given only when and if the sender of such notice or other communication receives a written response (including by e-mail) from the recipient, or an automatically generated e-mail notification, in either case indicating that such e-mail has been read (i.e., not merely indicating that such e-mail has been received) by the recipient.

Section 9.5.          Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or any SUBI or the rights of the UTI Beneficiary or the holder of any SUBI.

Section 9.6.          Construction.

For all purposes of this Agreement, unless the context otherwise requires or as otherwise expressly provided, (a) all defined terms shall include both the singular and the plural forms thereof; (b) reference to any gender shall include all other genders; (c) all references to words such as “herein,” “hereof” and the like shall refer to this Agreement as a whole and not to any particular Part or Section within this Agreement; (d) the term “include” means “include without limitation”; and (e) the term “or” is intended to include the term “and/or.”

Section 9.7.          Separate Entity.

The Trustee and the UTI Beneficiary shall in all transactions with third parties hold the Trust out as a separate entity from the UTI Beneficiary and any Affiliate of the UTI Beneficiary.

Section 9.8.          Effect of Amendment and Restatement.

(a)          Certain provisions from the Prior Amended and Restated Trust Agreement relevant to SUBI Certificates and the SUBI Supplements related thereto are set forth on Exhibit B hereto. The provisions set forth in Exhibit B; and any other provision related to a SUBI Certificate, SUBI Supplement or any other documentation or agreement related thereto, the absence of which would have an adverse effect on the interests of any holder of a SUBI Certificate or any such holder’s pledgees or the Trustee; shall remain in full force and effect on and after the date hereof but solely with respect to the SUBI Certificates and the SUBI Supplements related thereto.

(b)          Other than as set forth in clause (a) above, it is the intent of the parties hereto that this Agreement shall, as of March 17, 2015 replace in its entirety the Prior Amended and Restated Trust Agreement; provided, however, that the amendment and restatement of the Prior Amended and Restated Trust Agreement shall not affect any of the actions taken by or on behalf of the Trust, or any of the grants, conveyances or transfers contemplated by the Prior Amended and Restated Trust Agreement that have occurred prior to the date hereof.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

GE CAPITAL TITLE HOLDING CORP.,
as UTI Beneficiary

By:	/s/ Ronald R. Coty
Name:	Ronald R. Coty
Title:	President

WILMINGTON TRUST COMPANY,
in its individual capacity and as Trustee

By:	/s/ Adam B. Scozzafava
Name:	Adam B. Scozzafava
Title:	Vice President

S-1

Acknowledged and Agreed by:

GE CAPITAL TITLE HOLDING CORP.,
as Initial Beneficiary and Settlor under the
Prior Amended and Restated Agreement

By:	/s/ Ronald R. Coty
Name:	Ronald R. Coty
Title:	President

WILMINGTON TRUST COMPANY,
as UTI Trustee, Administrative Trustee and Delaware Trustee under the Prior Amended and Restated Agreement

By:	/s/ Adam B. Scozzafava
Name:	Adam B. Scozzafava
Title:	Vice President

S-2

EXHIBIT A

GE TF TRUST

DEFINITIONS

“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such specified Person.

“Agreement” shall have the meaning set forth in the Preamble.

“Assignment” means any agreement pursuant to which the UTI Beneficiary assigns assets to the Trust.

“Business Day” shall have the meaning set forth in Section 5.3(e).

“Certificate of Title” shall have the meaning set forth in Section 2.1(c).

“Code” shall have the meaning set forth in Section 4.2(d).

“Collateral Agency Agreement” means any collateral agency agreement between the Trust, a collateral agent and the secured parties from time to time party thereto.

“End User” means, with respect to each User Lease, the lessee thereunder.

“Financing” means any asset securitization, syndication, sale-leaseback, secured loan or similar transaction involving Trust Assets or any beneficial interest therein or in the Trust.

“GE Capital” means General Electric Capital Corporation, a Delaware corporation.

“GE Title” shall have the meaning set forth in the Preamble.

“Insurance Policies” shall have the meaning set forth in Section 2.1(e).

“Intercompany Advance” means any amount borrowed by the Trust from the UTI Beneficiary pursuant to the Intercompany Advance Agreement.

“Intercompany Advance Agreement” means that certain USD Revolving Credit Agreement, dated as of February 10, 2010 between the Trust, as borrower and the UTI Beneficiary, as lender, as it may be amended, modified, supplemented or amended from time to time in accordance with its terms.

“Leased Asset” shall have the meaning specified in Section 2.1(b).

“Leased Vehicles” shall mean Leased Assets which are Vehicles.

“Permitted Agreements” means any Intercompany Advance Agreement, User Leases, any agreements relating to the acquisition, titling, registration or sale of Trust Assets, any service agreement relating to any Units, any Self Funded Lease Loans, any agreements relating to any Financing, any agreements relating to any deferred like-kind exchange program under the Code, any assignments of Trust Assets or rights relating thereto from GE Capital, any Collateral Agency Agreement, any SUBI, any security agreements and any intercreditor agreements relating to any Trust Assets or any security interest in property of obligors; provided, however, that no agreement shall be a Permitted Agreement if (a) it contains any financial obligation on the part of the Trust that may be satisfied out of Trust Assets generally or (b) it contains any nonfinancial obligation of the Trust which has not been assumed by a servicer.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, bank, limited liability company, trust company, estate (including any beneficiaries thereof), unincorporated organizations or government or any agency or political subdivision thereof.

“Petitioning Party” shall have the meaning set forth in Section 6.9(a).

“Portfolio” means the UTI Portfolio or any SUBI Portfolio.

“Preamble” means the first paragraph of the Agreement.

“Registrar of Titles” shall have the meaning set forth in Section 2.1(c).

“Related Rights” means, with respect to any Vehicle and related User Lease, if any, all Trust Assets to the extent such assets are associated with such Vehicle or related User Lease.

“Retitling” shall have the meaning set forth in Section 4.3.

“Secretary of State” means the Secretary of State of the State of Delaware.

“Security Deposit” means, with respect to any User Lease, the refundable security deposit specified in such User Lease.

“Self Funded Lease Loan” means obligations of GE Title, GE Capital or the Trust to make loan payments to an End User under a User Lease which obligations are nonrecourse to the Trust Assets generally and are payable solely from rental payments received under the User Lease.

“Servicer” shall have the meaning set forth in Section 5.1(c).

“Settlor” shall have the meaning set forth in the Preamble.

“Special Purpose Entity” means a special purpose corporation, partnership, limited partnership, trust, statutory trust, limited liability company or other entity created for one or more Financings.

“State of Qualification” has the meaning set forth in Section 5.7.

“Statutory Trust Statute” shall have the meaning set forth in Section 1.1.

“SUBI” shall have the meaning set forth in Section 4.2(a).

“SUBI Assets” shall have the meaning set forth in Section 4.1(a).

“SUBI Certificate” shall have the meaning set forth in Section 4.2(b).

“SUBI Portfolio” shall have the meaning set forth in Section 4.2(a).

“SUBI Supplement” shall have the meaning set forth in Section 4.2(b).

“Trust” shall have the meaning set forth in Section 1.1.

“Trust Agency Agreement” shall have the meaning set forth in Section 5.3(e).

“Trust Agent” shall have the meaning set forth in Section 5.3(e).

“Trust Assets” shall have the meaning set forth in Section 2.1.

“Trustee Accounts” shall have the meaning set forth in Section 7.1(a).

“Trustee Bank” means a Person, in its individual capacity, that acts as the Trustee hereunder.

“Trustee” shall mean WTC as trustee under this Agreement and as trustee appointed in any SUBI.

“Undivided Trust Interest” shall have the meaning set forth in Section 4.1(a).

“Unit” means a Vehicle, the related User Lease, if any, and the Related Rights associated therewith.

“User Leases” shall have the meaning set forth in Section 2.1(b).

“UTI” shall have the meaning set forth in Section 4.1(a).

“UTI Assets” shall have the meaning set forth in Section 4.1(a).

“UTI Beneficiary” shall have the meaning set forth in the Preamble.

“UTI Certificate” shall have the meaning set forth in Section 4.1(b).

“UTI Portfolio” means User Leases and Leased Assets not allocated to a SUBI Portfolio and remaining as part of the Undivided Trust Interest.

“UTI Servicing Agreement” shall have the meaning set forth in Section 5.1(c).

“UTI Supplement” shall have the meaning set forth in Section 4.1(b).

“Vehicle” means any automobile, sport utility vehicle, limousine, van, truck (including any light-duty truck, medium-duty truck or heavy-duty truck), bus, tractor, trailer, chassis, utility vehicle or other vehicle or equipment, together with all of the Trust’s rights in all severable and non-severable appliances, instruments, accessories, furnishings, equipment, additions, parts and improvements from time to time constituting a part thereof and all accessions thereto.

“Vendor” means any seller of a Leased Asset to GE Title or the Trust.

“Vendor Agreement” shall have the meaning set forth in Section 2.1(d).

“WTC” shall have the meaning set forth in the Preamble.

EXHIBIT B

PROVISIONS FROM PRIOR AMENDED AND RESTATED TRUST AGREEMENT THAT SHALL REMAIN IN FULL FORCE AND EFFECT ON AFTER THE DATE HEREOF.

Sections 4.3 (form of SUBI Certificate and registration of SUBI Certificates), 4.4 (mutilated, destroyed, lost or stolen SUBI Certificates), 4.5 (retitling of Leased Vehicles), 8.1 (dissolution of Trust) and 9.2 (majority control provisions in the event of more than one holder of a SUBI Certificate) and Parts V (duties and powers of Trustee and limitations on Trust activity), VI (appointment, compensation and removal of Trustee) and VII (accounts and payment of expenses) of the Prior Amended and Restated Trust Agreement.